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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 28, 1997



                          COLORADO GAMING & ENTERTAINMENT CO.
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                (Exact Name of Registrant as specified in its charter)


            Colorado                    0-28068               84-1242693
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(State or other jurisdiction    (Commission file number)     (IRS Employer
       of incorporation)                                   Identification No.)



12596 West Bayaud Avenue, Suite 450, Lakewood, CO                   80228
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      (Address of principal executive offices)                    (ZIP Code)



                                   (303) 716-5600
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                 (Registrant's telephone number, including area code)




   One Norwest Center, 1700 Lincoln Street, 49th Floor, Denver, CO  80203
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        (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 21, 1997, Colorado Gaming & Entertainment Co. (the "Company") issued a press release announcing that it had entered into a letter of intent to be acquired by a United States subsidiary of Ladbroke Group, PLC. Under the proposed terms of the transaction, holders of the Company's common stock will be entitled to receive $6.25 in cash for each share held. The proposed transaction is subject to a number of conditions, including completion of definitive documentation and due diligence and receipt of various regulatory approvals, none of which can be assured. The press release announcing the letter of intent is attached hereto as Exhibit 99 and is incorporated herein in its entirety by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c) EXHIBITS. See Index to Exhibits incorporated herein in its entirety by this reference.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             COLORADO GAMING & ENTERTAINMENT CO.
                                  (Registrant)


    DATED:  July 29, 1997    /s/ Stephen J. Szapor, Jr.
                             -----------------------------------------------
                             By:  Stephen J. Szapor, Jr.
                               Title:  President and Chief Executive Officer



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                                  INDEX TO EXHIBITS


99     Press Release of the Registrant dated July 21, 1997